Exhibit (t)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that MICHAEL E. CAHILL, whose signature appears below, constitutes and appoints Lori Hoffman, Michael Nguyen and Jeffrey B. Van Horn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign any and all registration statements of KKR Credit Opportunities Portfolio, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	February 22, 2023

/s/ Michael E. Cahill
Michael E. Cahill

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that TOBIN V. LEVY, whose signature appears below, constitutes and appoints Lori Hoffman, Michael Nguyen and Jeffrey B. Van Horn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign any and all registration statements of KKR Credit Opportunities Portfolio, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	February 22, 2023

/s/ Tobin V. Levy
Tobin V. Levy

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that JEFFREY L. ZLOT, whose signature appears below, constitutes and appoints Lori Hoffman, Michael Nguyen and Jeffrey B. Van Horn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign any and all registration statements of KKR Credit Opportunities Portfolio, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	February 22, 2023

/s/ Jeffrey L. Zlot
Jeffrey L. Zlot

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that CATHERINE SIDAMON-ERISTOFF, whose signature appears below, constitutes and appoints Lori Hoffman, Michael Nguyen and Jeffrey B. Van Horn and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution among herself and each of the persons appointed herein, for her in her name, place and stead, in any and all capacities, to sign any and all registration statements of KKR Credit Opportunities Portfolio, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 22, 2023

/s/ Catherine Sidamon-Eristoff
Catherine Sidamon-Eristoff

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that ERIC MOGELOF, whose signature appears below, constitutes and appoints Lori Hoffman, Michael Nguyen and Jeffrey B. Van Horn and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution among himself and each of the persons appointed herein, for him in his name, place and stead, in any and all capacities, to sign any and all registration statements of KKR Credit Opportunities Portfolio, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	February 22, 2023

/s/ Eric Mogelof
Eric Mogelof